Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Subsequent Events

On July 21, 2011 the Company’s Board of Directors authorized the Company to issue up to $1,000,000 of 12% Secured Convertible Debentures to be utilized by the Company solely for the purposes of funding its raw materials and inventory purchases through the use of an escrow agent. The minimum subscription price is $25,000. On July 26, 2011 the Company received $100,000 in funding under this arrangement The Company has evaluated for subsequent events between the balance sheet date of June 30, 2011 and the date the its financial statements were issued and concluded that events or transactions occurring during that period requiring recognition or disclosure have been made.

The Company has evaluated subsequent events between the balance sheet date of December 31, 2010 and  the date the financial statements were issued and concluded that events and transactions occurring during that period requiring recognition or disclosure have been made.

In January 2011, the Company successfully renegotiated the contractual obligation with Star Racing wherein it agreed to issue 600,000 shares of its Common Stock to offset a $268,000 cash payment due for the 2011 season.

In February 2011, the Company issued a 12% Secured Convertible Debenture to an existing shareholder in the principal amount of $500,000, which becomes due three (3) years from the date of issuance. Interest is payable quarterly beginning in May 2011.  In addition to the interest, as additional inducement for the maker to loan the funds to the Company, the maker received One Hundred Twenty Five Thousand (125,000) “restricted” shares of common stock contemporaneously with the execution of the debenture.  The Company also agreed to pay to the maker an annual transaction fee of Thirty Thousand Dollars ($30,000), to be paid quarterly with the first installment of $7,500 beginning in May 2011.  The balance due under the debenture is collateralized by all of the Company’s assets, including but not limited to inventory, receivables, vehicles and warehouse equipment.  The Company also agreed to issue Seven Hundred Fifty Thousand (750,000) shares of its common stock (the “Escrowed Shares”), in favor of the maker, to be held in escrow by a mutually agreeable party.  In the event of failure to pay all or any portion of the principal and interest due under the debenture (including any and all rights to cure), the Escrowed Shares shall be released to the maker.  The Escrowed Shares are not entitled to voting rights, or to receive any dividends if and when declared unless and until the Escrowed Shares are released.

Also in February 2011, the Company executed a letter agreement with Equinox Securities, Inc., Ontario, CA (“Equinox”), a licensed broker-dealer, where it has retained Equinox as its placement agent to raise up to $6 million in equity capital, at a share price to be agreed, on a “best efforts” basis. The agreement requires a payment by the Company to Equinox of $20,000; $10,000 of which was due upon execution. In addition, if Equinox is successful in raising these funds they will receive an 8% cash fee, plus a 2% fee payable in shares of the Company’s Common Stock to be issued under the same terms and conditions as paid by the new investors if they raise equity.  If they raise debt, the Company will owe them a 4% cash fee of the amount raised.  The Company will also reimburse Equinox for all expenses, but it must approve such expenses in writing prior to the same being incurred.  The agreement expires in February 2012.